Fortress Investment Group LLC
2014 Credit Suisse Financial Services Forum
February 2014
Exhibit 99.1
All information contained herein is qualified in its entirety by the disclaimer on the next page of this document.

In General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation." Fortress Investment Group LLC, taken together with its affiliates, is referred to herein as "Fortress," "FIG," or the "Company." **Unless otherwise noted, figures presented are for the three months ended or as of September 30, 2013, and "YTD" refers to the nine months ended September 30, 2013**. The Presentation relates to Fortress Investment Group LLC, a publicly traded company (NYSE: FIG) and is not intended for current or potential investors in any Fortress managed fund or account.

No offer to purchase or sell securities. The Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal offering documents, the terms of which would govern in all respects. You are cautioned against using this information as the basis for making a decision to purchase any security or to otherwise engage in an investment advisory relationship with Fortress.

Forward-looking statements. The Presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to, among other things, future events and the financial performance of Fortress. Readers can identify these forward-looking statements by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "assumed," "anticipates," "positioned," "targets" or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information, including our business focus, should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity, including those risks described in our filings with the Securities and Exchange Commission (see our Quarterly Report on Form 10-Q filed on October 31, 2013). If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Accordingly, you should not place undue reliance on any forward-looking statements.

No reliance, no update and use of information. You should not rely on the Presentation as the basis upon which to make any investment decision. To the extent that you rely on the Presentation in connection with any investment decision, you do so at your own risk. The Presentation does not purport to be complete on any topic addressed. The information in the Presentation is provided to you as of the dates indicated, and Fortress does not intend to update the information after its distribution, even in the event that the information becomes materially inaccurate. Certain information contained in the Presentation includes calculations or figures that have been prepared internally and have not been audited or verified by a third party. Use of different methods for preparing, calculating or presenting information may lead to different results, and such differences may be material.

Past performance. In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision.

Non-GAAP Financial Data Information. The Presentation discloses Distributable Earnings, Fund Management Distributable Earnings, Distributable Earnings per Weighted Average Dividend Paying Shares and Units Outstanding (DEPS) and Net Cash & Investments, which are not recognized measurements under GAAP. In analyzing performance or liquidity, you should evaluate each adjustment in our reconciliations and explanatory footnotes and use these measures in addition, and not as an alternative, to net income, book value and earnings per share (EPS), each as defined under GAAP. See Appendix.

Knowledge and experience. You acknowledge that you are knowledgeable and experienced with respect to the financial, tax and business aspects of the Presentation and that you will conduct your own independent financial, business, regulatory, accounting, legal, and tax investigations with respect to the accuracy, completeness and suitability of the Presentation should you choose to use or rely on the Presentation, at your own risk, for any purpose.

No tax, legal, accounting or investment advice. The Presentation is not intended to provide, and should not be relied upon for, tax, legal, accounting or investment advice. Any statements of federal tax consequences contained in the Presentation were not intended to be used and cannot be used to avoid penalties under the Internal Revenue Code or to promote, market or recommend to another party any tax related matters addressed herein.

Distribution of this Presentation. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation.

FORTRESS

Disclaimer 1

“We believe a highly diversified, global asset manager delivering top-
tier investment performance will create extraordinary opportunities for earnings growth and value creation.”
- Wes Edens, Fortress Co-Founder, Co-Chairman & Head of Private Equity

Fortress Today

Distressed & Undervalued
Assets
Operationally Intense,
Complex Transactions
Opportunistic Lending
Situations and Securities
Global Macro
Convex Asia
Endowment-Style
Affiliated Manager
Platform (Asia Macro) (1)
Core-Based Fixed Income
Sector-Based Fixed Income
Short & Long Duration
High Yield
Emerging Markets Debt
Growth Equities
Three large, non-correlated alternative businesses complemented by a highly scalable traditional asset management platform
Stable, recurring earnings base with significant incentive income upside potential
Core strategies provide foundation for organic strategic growth
Increasing scale of permanent equity platform provides high multiple, perpetual fee-based earnings
Substantial balance sheet value relative to share price
Financial Services /
Mortgage Servicing
Transportation &
Infrastructure
Senior Living & Care
Permanent Equity Vehicles
Private Equity
$14.9B of AUM
Liquid Markets
$6.9B of AUM
Credit
$12.6B of AUM
Logan Circle
$23.6B of AUM
(1) In January 2014, Fortress announced the launch of a new affiliated manager platform pursuant to which Fortress takes a non-control economic interest in a fund manager and earns fees for infrastructure, technology and related services, with Fortress Asia Macro Fund (“FAMF”) as the first fund to join the platform.
(2)
Based on annualized YTD 2013 results.
On pace for highest full year of distributable earnings since 2007
(2)

Strong YTD 2013 Results Reflect Strength of Earnings Model

(1) Reflects the nine month period from January 1, 2013 through September 30, 2013 for Management Fees and Incentive Income. As of September 30, 2013 for AUM, Gross Unrecognized Incentive
Income and Net Cash & Investments.
(2) Reflects the nine month period from January 1, 2012 through September 30, 2012 for Management Fees and Incentive Income. As of September 30, 2012 for AUM, Gross Unrecognized Incentive
Income and Net Cash & Investments.
(3) Includes $1.2 billion of Private Equity Castle equity eligible for incentive.
(4) Based on 495 million dividend paying shares outstanding as of September 30, 2013.
(5) Net Cash & Investments, which is a non-GAAP financial measure, means cash & cash equivalents plus investments less debt outstanding, as described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Book Value Per Share to Net Cash & Investments
Per Share please see Appendix slide #6.
(6) FIG stock price as of February 7, 2014.
$ millions
YTD 2013 (1) YTD 2012 (2) YoY
Fee-Paying AUM $57,971 $51,475 +13%
Eight consecutive quarters of over $1 billion in
new alternative capital raised
Management Fees $397 $348 +14%
$27.4 billion of AUM in permanent equity or
long-term investment structures
Incentive Income $357 $164 +118%
$18.8 billion
(3)
of incentive-eligible NAV above
incentive income thresholds
Gross Unrecognized
Incentive Income
$807 $543 +49%
$1.63 per share
(4)
of gross embedded incentive
income yet to impact DE
Net Cash &
Investments
(5)
$1,575 $1,243 +27%
$3.18 per share
(4)
of Net Cash & Investments
represents 40%
of FIG’s share price
(6)
Financial performance and embedded value point to substantial momentum and valuation upside potential

Key Investment Themes
(1) In January 2014, Fortress announced the launch of a new affiliated manager platform pursuant to which Fortress takes a non-control economic interest in a fund manager and earns fees for infrastructure, technology and related services, with Fortress Asia Macro Fund (“FAMF”) as the first fund to join the platform.
(2) Source: Cambridge Associates, September 2013.
(3) Net Cash & Investments, which is a non-GAAP financial measure, means cash & cash equivalents plus investments less debt outstanding, as described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Book Value Per Share to Net Cash & Investments
Per Share please see Appendix slide #6.
Highly diversified and scalable core investment platforms
Meaningful growth potential from permanent capital vehicles and sector-specific funds
Opportunities for strategic additions to Liquid Markets affiliated manager platform (1)
Logan Circle build-out into broader traditional asset manager
Strong investment performance across businesses
Strong full year 2013 absolute returns in flagship liquid and credit hedge funds
Top-tier Credit PE fund performance (2) ; all flagship Credit funds above preferred thresholds
Significant value appreciation in legacy PE buyout funds
Substantial, underappreciated balance sheet value
Zero debt obligations outstanding
$1.6 billion of Net Cash & Investments on the balance sheet (3)
Potential for increased shareholder distributions from realization events
1
2
3

6 Highly Diversified Business Model With Scalable Investment Platforms 1

Diversified Business Model Continuing to Build From Core Strategies
Permanent
Equity
Newcastle
Eurocastle
New Residential
FTAI (2)
New Media (1)
Private  Equity Credit PE Credit Hedge Liquid Markets Logan Circle
General Buyout
Funds (I-V)
MSR Funds (I-II)
Credit Opps.
(I-II)
Infrastructure (3)
Italian NPLs (3)
Real Assets
Net Lease
Life Settlements
DBSO
Worden Funds
Value Recovery
Funds
Macro
Endowment Style
Convex Asia
Asia Macro (5)
Core-Based
Fixed Income
Short & Long
Duration
High Yield
Emerging
Markets Debt
Growth Equities
(1) The spin-off of Newcastle’s (NCT) media assets into New Media Investment Group Inc. (“New Media”) has been approved by Newcastle’s  Board of Directors and is expected to be completed with the distribution of shares of common stock of New Media (NYSE: NEWM) on or about February 13, 2014.
(2) Fortress’s ability to complete an IPO of Fortress Transportation and Infrastructure Investors LLC (“FTAI”) is subject to certain conditions, including but not limited to, the SEC declaring the registration statement relating to the IPO effective and approval of an application to list FTAI’s common stock on the NYSE.
(3) Potential fund strategy or strategy still in fundraising period.
(4) Japan Opportunity Fund was launched  in June 2009; Japan Opportunity Fund II was launched in December 2011.
(5) In January 2014, Fortress announced the launch of a new affiliated manager platform pursuant to which Fortress takes a non-control economic interest in a fund manager and earns fees for infrastructure, technology and related services, with Fortress Asia Macro Fund (“FAMF”) as the first fund to join the platform.
(6) Subsequent to September 30, 2013, NCT raised $0.3 billion of permanent equity capital.
7 – 10 years
$11.6 billion
1.2%
3 – 25 years
$6.9 billion
1.4%
Annual
$5.7 billion
2.0%
Monthly/Quarterly
$6.9 billion
1.8%
N/A
$23.6 billion
0.2%
Fund Life
AUM
Avg Mgmt
Fee Rate
Permanent
$3.2 billion
(6)
1.5%
Japan Opps.
(I-II) (4)
Credit Opps. III
Launched in last three years, in
fundraising or potential strategy
Real Estate
Affiliated
Manager Platform
Sector-Based
Fixed Income
1

Nationstar Mortgage	New Residential Investment Corp ✓	
	Brookdale Senior Living; Holiday Retirement	Newcastle Investment Corp ✓	
		✓	✓
	Italfondiario S.p.A.	Eurocastle ✓	✓
	GateHouse Media; Dow Jones Local Media Group	New Media Investment Group ✓	

✓

FORTRESS

Investment Opportunity Fortress Advantage Permanent Capital Vehicles Sector-Focused Funds
Mortgage Servicing Rights
(MSRs)
MSR Fund I & Fund II
Senior Housing & Care
Transportation &
Infrastructure
acquisition of over $15 billion of assets
worldwide since 2002
FTAI (2) Infrastructure Fund (3)
Italian NPLs Italian NPL Fund (3)
Total Capital Raised
(2012 – December 2013)
$1.8bn $2.6bn (4)
Media

Build-out of Permanent Capital Vehicles & Sector PE Funds
Leverage investment and operating experience in core sectors that have large, addressable markets, attractive supply/demand dynamics, favorable economics and long duration assets
Fund currently raising private capital or public
company with ability to raise additional equity
1
(1)
Includes senior housing properties currently owned by Newcastle and managed by a FIG senior living property management subsidiary.
(2) Fortress’s ability to complete an IPO of FTAI is subject to certain conditions, including but not limited to, the SEC declaring the registration statement relating to the IPO effective and approval of an application to list FTAI’s common stock on the NYSE.
(3)
Potential fund strategy or strategy still in fundraising period.
(4)
Includes $1.1 billion raised for MSR Fund II, $0.6 billion raised for MSR Fund I, $0.6 billion raised for Italian NPL Fund and $0.3 billion raised for WWTAI (now FTAI).
(5) The spin-off of Newcastle’s media assets into New Media Investment Group Inc. (“New Media”) has been approved by Newcastle’s Board of Directors and is expected to be completed with the distribution of shares of common stock of New Media (NYSE: NEWM) on or about February 13, 2014.
(5)

NEWCASTLE
INVESTMENT CORP.
NEW RESIDENTIAL
INVESTMENT CORP.
NEWMEDIA
INVESTMENT GROUP

FORTRESS

NCT: A $2.0 Billion REIT
(1)
& Engine for Platform Diversification
1
Newcastle focused on harvesting value in core real estate investments, strategically acquiring senior housing properties and making opportunistic investments with attractive returns
Each new permanent capital vehicle has meaningful growth prospects, which could drive additional management fees and potential incentive income to Fortress
(1) Market Capitalization based on share price and shares outstanding as of February 7, 2014.
(2) Newcastle, New Residential and New Media may invest in assets that differ significantly from its current portfolio and each company’s portfolio may change meaningfully over time. Any dividend declarations are at the sole discretion of the respective company’s Board of Directors and there can be no assurance of the amount or timing of any future dividends. New Media’s predecessor,
GateHouse Media, Inc., recently emerged from bankruptcy, and there can be no assurance that it will be able to pay dividends.
(3) The spin-off of Newcastle’s media assets into New Media has been approved by Newcastle’s Board of Directors and is expected to be completed with the distribution of shares of common stock of New
Media (NYSE: NEWM) on or about February 13, 2014.
NCT’s market cap was $8 million in 2009; combined market cap of NCT & NRZ is currently $3.5 billion (1)
Senior Housing, CDOs, Other Debt
Opportunistic REIT with Healthcare Focus
Spun out from NCT in May 2013
Excess MSRs, Servicer Advances, RMBS,
Residential Mortgage Loans
Current Market Cap: $1.5 billion
(1)
Residential-focused Mortgage REIT
Expected spin-off in February 2014
Local Newspapers, Local Directories, Digital
Marketing Services (Propel)
Dividend-Paying Local Media Owner
(1)
(2)
(3)
(2)
(2)
Current Market Cap: $2.0 billion

Meaningful Potential DE Upside from Growing Perm. Equity Platform
Total permanent equity capital of $3.2 billion as of September 30, 2013
(1) There can be no assurance that Fortress will achieve any given target return. Target returns are subject to a number of trends and uncertainties, many of which are beyond our control, that could cause actual results to differ materially.
(2) The hypothetical assumptions for AUM, management fees, incentive income, net returns and operating margins are presented solely for illustrative purposes and actual results could differ materially.
(3) Assumes 1.5% management fee rate on incremental permanent equity capital.
(4) Assumes 25% incentive fee rate over 10% hurdle. Net returns reflect performance data after taking into account management fees and expenses.
(5) Assumes 10% appreciation on option grants of 10% of specified AUM. Assumes Fortress exercises its in-the-money Castle options and sells the resulting shares.
(6) Assumes 70% operating margin.
(7) Fund Management Distributable Earnings is a non-GAAP financial measure described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Net Income to Fund Management Distributable Earnings please see Appendix slide #2.
(8) Based on 495 million dividend paying shares outstanding as of September 30, 2013.
Assumed Incremental AUM $1,000 $2,000 $3,000 $10,000
Assumed Revenue
Management Fees
(3)
$15 $30 $45 $150
$19 $38 $56 $188
Options
(5)
$10 $20 $30 $100
Total Revenue $44 $88 $131 $438
Assumed Expenses
(6)
($13) ($26) ($39) ($131)
Fund Mgmt DE
(7)
$31 $61 $92 $306
Fund Mgmt DE/share
(8)
$0.06 $0.12 $0.19 $0.62
Fund Mgmt DE at 15.0% net return $26 $53 $79 $263
Fund Mgmt DE at 20.0% net return $35 $70 $105 $350
Hypothetical Permanent Equity Capital Impact to Fortress Earnings
(millions)
(2)
1
Every $1 billion of incremental permanent equity capital could potentially generate annual distributable earnings of $26-35 million at a 15-20% target net investment return
(1)
Incentive Income, 17.5% net return (4)

Recently launched new affiliated manager platform to expand Fortress’s footprint in the liquid hedge fund investment space
Fortress to take a minority, non-control economic interest in high potential start-up and established hedge fund managers
Funds will be able to leverage Fortress’s existing technology, infrastructure and investor relationships
Typical platform participant will pay fee to Fortress for back-office support and capital raising capabilities
Liquid Markets: Scalability of New Affiliated Manager Platform
Fortress Asia Macro Fund (“FAMF”) to become anchor strategy for new growth platform
(1)
Asia Macro Funds have $1.8 billion of AUM
(2)
FY 2013 net returns of 17.1%
CIO Adam Levinson to remain as Graticule CIO and is
expected to join FIG Board of Directors
Fortress will retain perpetual minority interest in
Graticule, including economics generated by FAMF
and future Graticule funds
Potential Platform Growth Fortress Asia Macro business will be rebranded as
Graticule Asset Management Asia (“Graticule”)
(1) In January 2014, Fortress announced the launch of a new affiliated manager platform pursuant to which Fortress takes a non-control economic interest in a fund manager and earns fees for infrastructure, technology and related services, with Fortress Asia Macro Fund (“FAMF”) as the first fund to join the platform.
(2) Combined AUM for Fortress Asia Macro Ltd, Fortress Asia Macro LP and Fortress Asia Macro Managed Accounts as of September 30, 2013.
FAMF / Graticule
Multi-Manager / Multi-Strat
Global L/S Equity
Fixed-Income Relative Value
Anchor Strategy
Potential New Strategies
Intend to add one or
two managers each
year
Focused on smaller
managers ($25mm –
500mm in AUM)
1

Logan Circle’s AUM has more than doubled to $23.6 billion since acquisition in 2010
All Logan Circle fixed income strategies currently in the market raising new capital
Recently launched new growth equities business; team that previously managed $20 billion currently raising capital for four new equity strategies with substantially higher fee rates (60bps)
Logan Circle: Focus on Organic Growth and Strategic Expansion
Hypothetical Annual Impact to DE from Assumed Logan Circle AUM Growth (1)
Established, highly scalable global platform with potential to generate substantial fee earnings
(1) The hypothetical assumptions for AUM growth, management fees, and operating margins are presented solely for illustrative purposes and actual results could differ materially.
(2) Fund Management Distributable Earnings is a non-GAAP financial measure described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News”
section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Net Income to Fund Management Distributable Earnings please see Appendix slide #2.
(3) Based on 495 million dividend paying shares outstanding as of September 30, 2013.
CORE FIXED INCOME
Assumed AUM
(millions) $30,000 $40,000 $50,000
Assumed Mgmt Fee Rate (bps) 15 16 17
Gross Annual Mgmt Fees $45 $64 $85
Assumed Operating Margin 20% 30% 40%
Fund Mgmt DE
(2) $9 $19 $34
Fund Mgmt DE/share
(3)
$0.02 $0.04 $0.07
NEW GROWTH EQUITIES
Assumed AUM
(millions) $5,000 $10,000 $20,000
Assumed Mgmt Fee Rate (bps) 60 60 60
Gross Annual Mgmt Fees $30 $60 $120
Assumed Operating Margin 20% 30% 40%
Fund Mgmt DE
(2)
$6 $18 $48
Fund Mgmt DE/share
(3)
$0.01 $0.04 $0.10
1

Strong Investment Performance is the Cornerstone of Growth & Value Creation 13 2

Investment Performance Snapshot
For additional investment performance disclosure please see Appendix slide #1.
(1) As of September 30, 2013.
Fortress Macro Funds FY 2013 net returns of 14.1%
Fortress Asia Macro Funds FY 2013 net returns of 17.1%
Fund performance drives new capital formation, higher incentive income and earnings growth
DBSO LP and DBSO Ltd FY 2013 net returns of 18.4% and
15.6%,
respectively
FCO, FCO II and FJOF annualized ITD net returns of
25.9%,
18.4% and
20.6%,
respectively
(1)
PE Fund YTD 2013 NAV appreciation of 17.2%
(1)
Over $6 billion of value created since the beginning of 2012
(1)
13 of 16 LCP fixed income strategies outperformed respective benchmarks YTD in 2013
(1)
All 16 LCP fixed income strategies have outperformed respective benchmarks since inception
(1)
2
Credit
Private Equity
Liquid Markets
Logan Circle
Strong YTD investment performance has led to $357 million of incentive income in the first nine months of 2013, a 28% increase compared to full year 2012

Performance Drives...Substantial Embedded Value Yet to Impact DE
$807 million, or $1.63 per share
(1)
, of gross unrecognized incentive income
$706 million, or $1.43 per share (1) , of gross unrecognized incentive income from Credit Funds
$90 million in gross unrecognized incentive income from in-the-money options for PE Castles (2)
(1) Based on 495 million dividend paying shares outstanding as of September 30, 2013.
(2) Unrecognized Incentive Income for Private Equity Castles includes incentive income that would have been recorded in Distributable Earnings if Fortress had exercised all of its in-the-money Newcastle,
New Residential and Eurocastle options and sold all of the resulting shares at their September 30, 2013 closing price.
(3) The Incentive Eligible NAV Above Incentive Threshold presented for Hedge Funds excludes sidepocket investments. The Incentive Eligible NAV Above Incentive Income Threshold presented for Private
Equity Funds and Credit Private Equity Funds represents total fund NAV. Includes $1.2 billion of Private Equity Castle equity eligible for incentive as of September 30, 2013.
(4) Unrecognized Incentive Income presented above includes the impact of sidepocket investments on Hedge Funds. Unrecognized Incentive Income for Private Equity Funds, Credit Private Equity Funds
and Hedge Fund sidepocket and redeeming capital account (RCA) investments has not been recognized in Distributable Earnings and will be recognized when realized; Undistributed Incentive Income for other Hedge Fund investments was recognized in Distributable Earnings when earned.
Gross Unrecognized
Incentive Income (4)
(millions)
Incentive Eligible
NAV Above Incentive
Threshold (3)
Gross Unrecognized
Incentive Income (4)
Credit PE Funds $8,247 $612
Credit Hedge Funds $4,794 $94
PE Funds $737 $5
PE Castles $1,196 $90
(2)
Liquid Hedge Funds $3,831 $6
Total $18,805 $807
Incentive Eligible NAV
Above Incentive Threshold (3)
(billions) (millions)
$16.3
$18.8
YE2012 3Q2013
$649
$807
YE2012 3Q2013
2

Performance Drives...Significant Credit Incentive Income
(1) Annualized five-year net returns represent management’s unaudited return estimates from January 1, 2009 through December 31, 2013.
2
Credit Hedge and Credit PE Fund performance has resulted in substantial recognized and unrecognized incentive income
Based on annualized YTD 2013 results, Credit business on pace for record full year of incentive income
Annualized five-year net returns of 19.3% an 20.3% for DBSO LP and DBSO Ltd, respectively (1)
Gross Recognized Credit Incentive Income (millions)
$196 $199
$243
$78
$130
$141
$118
$69
$102
FY 2011 FY 2012 YTD 2013
Credit Hedge Funds Credit PE Funds

Performance Drives...Carry Potential in Main PE Funds
2
Legacy PE funds have potential to generate substantial fees over next three to five years
$11.4 billion of value created since trough in 1Q 2009
Completed IPO of Springleaf (NYSE: LEAF) in 4Q 2013 at $17 per share, representing a 10x multiple of invested capital
(1) For additional investment performance disclosure please see Appendix slide #1.
(2) Multiple equals current NAV plus inception to date distributions, divided by the lesser of capital committed or equity invested. For purposes of calculating the gross multiple, equity invested excludes capital called for management fees and other expenses. The inclusion of such amounts would reduce the gross multiple. Gross multiple is not an accurate indicator of the Company’s proximity to incentive income thresholds and is different from the statistic which would be computed based on the Company’s periodic 34 Act reporting, which reports net amounts.
(3) Florida includes Florida East Coast Railway and Flagler.
(4) Includes Fund III Co, Fund IV Co, Fund V Co, FHIF, FECI, FRIC, FRID, FICO, GAGACQ-Co and FFPF.
(5) Includes MSR Funds I & II and WWTAI (now FTAI).
PE Fund (vintage)
Current
Fund NAV
YTD 2013                      Current Gross
NAV Appreciation (1) Multiple (2)
Select Investments
Fund II (2002) $0.1bn 7.8% 1.8x GAGFAH*
Fund III (2004) $2.8bn 45.5% 1.7x Nationstar*, GAGFAH*
Fund IV (2006) $4.4bn 23.7% 1.5x Nationstar*, Florida (3) , Holiday
Fund V (2007) $4.4bn 14.6% 1.3x Florida (3) , CW Financial, Springleaf*, Penn Gaming*
Total Main Funds $11.7bn 24.4% 1.6x
Co-investments (4) $5.6bn 5.0% 1.1x Florida (3) , Holiday
Sector Funds (5) $0.6bn 13.0% 1.1x MSRs, Transportation & Infrastructure Assets
Total PE Funds $17.9bn 17.2% 1.4x
*Publicly traded company

2

(1) Represents Fortress Macro Onshore Fund LP, Fortress Macro Fund Ltd, Fortress Macro MA1, Fortress Redwood Fund Ltd , Fortress Macro managed accounts, Drawbridge Global Macro Fund LP and
Drawbridge Global Macro Intermediate Fund LP.
(2) Net returns are for Fortress Macro Fund Ltd only and exclude certain other funds, which may have returns that are materially lower than those presented above. FY 2013 performance data are based on management’s unaudited return estimates for performance from January 1, 2013 to December 31, 2013.
(3) The incentive income figures presented above are gross of profit-sharing expenses.
Macro Fund (1) Incentive Income
(3)
Performance Drives...Macro Fund Flows & Incentive Income
Macro Fund (1) Capital Raised
+58%
+36%
Continued strong Macro Fund (1) performance can substantially alter earnings dynamics
(billions) (millions)
Macro Hedge Fund
(1)
performance can drive meaningful AUM and earnings growth
Fortress Macro Fund net returns of 14.1% for FY 2013 (2)
$0.6
FY 2012 YTD 2013
$1.0
$53
$72
FY 2012 YTD 2013

Substantial & Underappreciated Value on Balance Sheet 19 3

Balance Sheet in Strongest Position Since IPO...
3
Net Cash & Investments increased 37% YoY to $3.18 per share
$603 million of embedded gains that would be recognized in earnings if investments were liquidated at current values
$311 million of cash & cash equivalents and no outstanding debt obligations as of September 30, 2013
Net Cash & Investments
(1)
(millions)
Outstanding Debt Obligations
(millions) (per share)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
4Q08 4Q09 4Q10 4Q11 4Q12 3Q13
Net Cash & Investments Per Share
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q08 4Q09 4Q10 4Q11 4Q12 3Q13
Total Debt
(1)
Net Cash & Investments, which is a non-GAAP financial measure, means cash & cash equivalents plus investments less debt outstanding, as described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Book Value Per Share to Net
Cash & Investments Per Share please see Appendix slide #6.

$1.2bn (~80% of total)
$391
$65
$299
$482
$114
$224
$1,575

FORTRESS

...With Considerable Upside Potential
(1) GAGFAH, Newcastle, New Residential and Eurocastle shares.
(2) Brookdale, Eurocastle, GAGFAH, Gatehouse, Walker & Dunlop, Penn Gaming and Nationstar shares.
(3) Investments in GAGACQ, FRID, FRIC, FHIF and FECI.
(4) Hedge Funds include Credit Hedge Fund and Liquid Hedge Fund Investments and related sidepockets.
(5) Current Assets includes cash and direct investments in public stock.
Balance Sheet
As of Sept. 30, 2013
($  millions)
Carrying
Value
% of
Total
Cash & Cash Equivalents 311 20%
Direct Public Stock
(1)
80 5%
Cash & Direct Equity Investments 391 25%
Public Stock of Portfolio Co’s
(2)
161 10%
Private Co-Investment in Portfolio Co’s
(3)
430 27%
Direct Investment in PE Funds 216 14%
Direct Investment in Credit PE Funds 145 9%
Private Equity Fund Investments 952 60%
Liquid Capital 120 8%
Sidepocket Investments 104 6%
Hedge Fund Investments
(4)
224 14%
Other Direct Investments 8 1%
Total Cash & Investment Assets 1,575 100%
Potential for increased distributions from balance sheet realization events
Nearly 80% of balance sheet assets in cash, direct equity or 2007 or earlier vintage funds
$807 million of private equity fund investments with meaningful upside potential
Total Cash & Investments by Vintage or Type (millions)
3
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Current
Assets
Pre 2006 2006 2007 Post 2007 Hedge Funds Total
(5)

22 Summary

Strong YTD 2013 Results With Significant Upside Potential
2007 2008 2009 2010 2011 2012
LTM
3Q2013 (2)
Annual
Average (3)
Annual
High (3)
Credit 61 35 44 168 138 126 177 95 168
PE & Castles 312 81 137 145 118 115 123 151 312
(4)
Liquid 161 102 28 64 14 45 108 69 161
Logan Circle n/a n/a n/a (15) (17) (10) (10) (14) (10)
Total
(5)
524 216 208 358 253 277 398 301 631
Per share
(6)
$1.24 $0.48 $0.42 $0.69 $0.48 $0.52 $0.80 $0.61 $1.28
($ millions)
Fund Management Distributable Earnings – By Business
(1)
Growth opportunities across every business can meaningfully alter earnings dynamics
New fund launches, growth of existing platforms and strategic additions can drive higher management fee revenues
Hedge fund performance and increased PE realization activity can drive higher incentive income
Balance sheet gains and dispositions can drive higher investment income
(1) Fund Management Distributable Earnings is a non-GAAP financial measure described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News”
section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Net Income to Fund Management Distributable Earnings please see Appendix slide #2.
(2) Reflects the twelve month period from October 1, 2012 through September 30, 2013.
(3) Does not include LTM 3Q2013 results.
(4) Fortress has reserved $57 million of net clawback liabilities in respect of DE previously distributed.
(5) Total Fund Management DE for 2007, 2008, 2009 and 2010 includes unallocated expenses of $9 million, $2 million, $1 million and $4 million, respectively.
(6) Based on reported weighted average dividend paying shares outstanding in applicable period for 2007, 2008, 2009, 2010, 2011 and 2012. Based on 495 million dividend paying shares outstanding as of
September 30, 2013 for LTM 3Q2013, Annual Average and Annual High.

$1.15 of
Post-Tax DE
$0.34
$0.44
$0.78
68%
Payout Ratio

FORTRESS

Substantial Cash Generation Supports Shareholder Distributions
(1)
Increased base quarterly dividend by 20% to $0.06 per share in 4Q 2012
(1) Any dividend declarations or share buybacks may be subject to approval by FIG’s Board of Directors and there can be no assurance of the amount or timing of any future dividends or share buybacks.
(2) Repurchased 51.3 million shares in 4Q 2012 for a total purchase price of $180 million. 534 million shares outstanding at time of purchase.
(3) Represents the period from 4Q 2011 through 3Q 2013.
Shareholder Distributions Over Last Eight Quarters
(per dividend paying share)
(3)
(2)
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
Base Quarterly Distributions Share Repurchase Total
Have distributed nearly 70% of post-tax DE over last eight quarters in the form of base quarterly dividends and 4Q 2012 share repurchase
(2)

Significant Discount to Traditionals: Room For Multiple Expansion
(1) “Traditional Asset Managers” defined as S&P 500 Asset Management and Custody Trust Banks Sub Industry Index from Bloomberg.
(2) FIG stock price as of February 7, 2014.
(3) Net Cash & Investments, which is a non-GAAP financial measure, means cash & cash equivalents plus investments less debt outstanding, as described in Fortress’s third quarter 2013 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Book Value Per Share to Net Cash & Investments
Per Share please see Appendix slide #6.
(4) 2013 consensus earnings estimates per Bloomberg.
(5) Trailing two-year CAGR of DEPS for FIG and EPS for Traditional Asset Managers. Based on annualized YTD 2013 results for FIG and FY 2013 results for Traditional Asset Managers.
(6) Based on FIG’s stock price as of February 7, 2014 and annualized YTD 2013 dividend with no consideration given for potential 4Q top-up dividend. Annualized dividend yield for Traditional Asset
Managers sourced from Bloomberg.
(7) Based on YTD 2013 operating margin for FIG. FY 2013 Traditional Asset Manager operating margin sourced from Bloomberg.
Earnings Growth
(5)
Dividend Yield
(6)
Operating Margin
(7)
3.0%
FIG
1.8%
Trad. Asset
Managers (1)
39%
FIG
27%
Trad. Asset
Managers (1)
(1)
Price / Earnings Multiple Calculation (per share)
Superior Valuation Metrics to Traditionals
Current FIG Stock Price
(2)
$7.89
Less: Net Cash & Investments
(3)
$3.18
Stock Price ex. B/S Value $4.71
2013 Consensus DEPS
(4)
$0.75
Price / Earnings Ratio 10.5x
Price / Earnings Ratio (ex. B/S Value) 6.3x
Traditional Asset Manager Price / Earnings Ratio
(1)
16.1x
Implies FIG is trading at a ~60% discount to Traditionals
32%
10%
FIG
Trad. Asset
Managers
Fortress trades at a ~60% discount to traditional asset managers
(1)
(net of balance sheet value)
despite superior earnings growth and operating fundamentals
At a traditional asset manager multiple of 16x earnings, FIG would trade at over $12.00 per share – with no credit for embedded value and future growth

Appendix 26

Appendix Slide #1
Liquid Hedge Funds
Net returns are for Fortress Macro Fund Ltd and Fortress Asia Macro Fund Ltd only and exclude certain other funds, which may have returns that are materially lower than those presented above. Net returns reflect performance data after taking into account management fees and expenses borne by such funds and incentive allocations, as applicable. FY 2012 data reflect audited returns, while FY 2013 performance data are based on management’s unaudited return estimates for performance from January 1, 2013 to December 31, 2013. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.
Credit Hedge Funds
Net returns are for Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund Ltd only and exclude certain other funds, which may have returns that are materially lower than those presented above. Net returns reflect performance data after taking into account management fees and expenses borne by the above referenced funds, and incentive allocations, as applicable. Performance data for FY 2013 are based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2013 to
December 31, 2013. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material
Private Equity Funds
Percentages exclude certain other funds included in the Private Equity segment, which, if included, could materially reduce the percentages presented.  Percentages represent the aggregate performance of multiple funds rather than any single fund.  For additional detail regarding historical performance of individual funds, which presents fund performance as internal rates of return, please see “Management’s Discussion and Analysis of
Financial Condition and Results of Operation” in our quarterly report on Form 10-Q for the period ending September 30, 2013. FY 2012 data reflect audited returns, while YTD 2013 data reflects unaudited return estimates through September 30, 2013. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.
Credit PE Funds
Net returns are for Fortress Credit Opportunities Funds I, Credit Opportunities Fund II and Japan Opportunity Fund only and exclude certain other funds, which may have returns that are materially lower than those presented above. Net returns represent net annualized internal rates of return to limited partners after management fees and incentive allocations, and are computed on an inception-to-date basis consistent with industry standards. Annualized inception-to-date data reflects management’s unaudited return estimates through September 30, 2013. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

2010 2011 2012
GAAP Net Income (Loss) (782) $                      (1,117) $                  219 $
Principals' and Others' Interests in (Income) Losses of Consolidated Subsidiaries 497                         685                         (141)
GAAP Net Income (Loss) Attributable to Class A Shareholders (285) $                      (432) $                      78 $
Private Equity incentive income 38                           44                           (2)
Hedge Fund incentive income 3                             -                              -
Reserve for clawback -                              (5)                            8
Distributions of earnings from equity method investees 15                           11                           6
Losses (earnings) from equity method investees (87)                          (34)                          (142)
Losses (gains) on options (2)                            5                             (6)
Losses (gains) on other Investments (1)                            23                           (41)
Impairment of investments (5)                            (4)                            (1)
Adjust income from the receipt of options -                              (13)                          (22)
Mark-to-market of contingent consideration in business combination (1)                            (3)                            -
Amortization of intangible assets and impairment of goodwill 1                             22                           -
Employee, Principal and director compensation, primarily equity based 218                         235                         219
Principals' forfeiture agreement expense (expired in 2011) 952                         1,051                       -
Adjust non-controlling interests related to Fortress Operating Group units (507)                        (691)                        133
Tax receivable agreement liability reduction (22)                          (3)                            9
Taxes 55                           36                           39
Pre-tax Distributable Earnings 372 $                       242 $                       278 $
Investment Loss (income) (34)                          (8)                            (16)
Interest Expense 20                           19                           15
Fund Management DE 358 $                       253 $                       277 $
GAAP Revenues 950 $                       859 $                       970 $
Adjust management fees 2                             (1)                            -
Adjust incentive income 44                           41                           5
Adjust income from the receipt of options -                              (13)                          (22)
Other revenues (156)                        (179)                        (196)
Segment Revenues 840 $                       707 $                       757 $
Twelve Months Ended December 31,

Appendix Slide #2
Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE
(dollars in millions)

September 30,
2012
June 30,
2013
September 30,
2013
GAAP Net Income (Loss) 7 $                          (2) $                         101 $                       166 $
Principals' and Others' Interests in (Income) Losses of Consolidated Subsidiaries (6)                            -                          (59)                          (111)
GAAP Net Income (Loss) Attributable to Class A Shareholders 1 $                          (2) $                         42 $                        55 $
Private Equity incentive income 14                           34                           2                             58
Hedge Fund incentive income 46                           133                         (6)                            186
Reserve for clawback -                              -                              1                             3
Distributions of earnings from equity method investees 2                             5                             3                             12
Losses (earnings) from equity method investees (48)                          (24)                          (57)                          (117)
Losses (gains) on options 6                             5                             (3)                            (27)
Losses (gains) on other Investments (4)                            (2)                            4                             (9)
Impairment of investments (1)                            (1)                            -                              (1)
Adjust income from the receipt of options (9)                            (10)                          -                              (36)
Amortization of intangible assets and impairment of goodwill -                              -                              -                              -
Employee, Principal and director compensation, primarily equity based 49                           13                           6                             34
Adjust non-controlling interests related to Fortress Operating Group units 4                             (4)                            58                           105
Tax receivable agreement liability reduction -                              -                              -                              8
Taxes 4                             1                             15                           42
Pre-tax Distributable Earnings 64 $                        148 $                       65 $                        313 $
Investment Loss (income) (4)                            (6)                            (13)                          (24)
Interest Expense 3                             2                             1                             5
Fund Management DE 63 $                        144 $                       53 $                        294 $
GAAP Revenues 181 $                       223 $                       232 $                       699 $
Adjust management fees - -                              -                              -
Adjust incentive income 60                           167                         (3)                            247
Adjust income from the receipt of options (9)                            (10)                          -                              (36)
Other revenues (51)                          (53)                          (51)                          (156)
Segment Revenues 181 $                       327 $                       178 $                       754 $
Three Months Ended
Nine Months Ended
September 30,
2013

Appendix Slide #3
Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE
(dollars in millions)

Appendix Slide #3A
‘‘Distributable earnings’’ is Fortress’s supplemental measure of operating performance used by management in analyzing segment and overall results. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (‘‘GAAP’’) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation.  Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income in accordance with GAAP and it is not necessarily indicative of liquidity or cash available to fund the Company’s operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
Fortress’s management uses distributable earnings:
•
in its determination of periodic distributions to equity holders;
•
in making operating decisions and assessing the performance of each of the Company’s core businesses;
•
for planning purposes, including the preparation of annual operating budgets; and
• as a valuation measure in strategic analyses in connection with the performance of its funds and the performance of its employees.
Growing distributable earnings is a key component to the Company’s business strategy and distributable earnings is the supplemental measure used by management to evaluate the economic profitability of each of the Company’s businesses and total operations. Therefore, Fortress believes that it provides useful information to investors in evaluating its operating performance. Fortress’s definition of distributable earnings is not based on any definition contained in its amended and restated operating agreement.
“Fund management DE” is equal to pre-tax distributable earnings excluding our direct investment-related results. It is comprised of “Segment
Revenues” net of “Segment Expenses” and “Principal Performance Payments.” Fund management DE and its components are used by management to analyze and measure the performance of our investment management business on a stand-alone basis.  Fortress defines segment operating margin to be equal to fund management DE divided by segment revenues. The Company believes that it is useful to provide investors with the opportunity to review our investment management business using the same metrics.  Fund management DE and its components are subject to the same limitations as pre-tax distributable earnings, as described above.

Appendix Slide #4
(1) Includes both fully vested and nonvested restricted Class A shares.
(2) Includes both fully vested and nonvested Fortress Operating Group RPUs.
Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average
Dividend Paying Shares and Units Outstanding (Used for DEPS)
2010 2011 2012
Weighted Average Class A Shares Outstanding (Used for Basic EPS) 165,446,404 186,662,670 214,399,422
Weighted average fully vested restricted Class A share units with dividend equivalent rights
(4,450,465) (4,082,385) (3,194,380)
Weighted average fully vested restricted Class A shares
(174,203) (480,777) (737,309)
Weighted Average Class A Shares Outstanding 160,821,736 182,099,508 210,467,733
Weighted average restricted Class A shares
(1)
339,533 522,365 749,007
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments
4,450,465 4,082,385 3,194,380
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments
19,695,924 13,994,757 6,609,155
Weighted average Fortress Operating Group units
302,123,167 304,832,761 299,559,853
Weighted average Fortress Operating Group RPUs
(2)
31,000,000 22,563,471 12,817,851
Weighted Average Class A Shares Outstanding (Used for DEPS) 518,430,825 528,095,247 533,397,979
Weighted average vested and nonvested restricted Class A share units which are not entitled to dividend equivalent payments
26,436,872 23,439,170 18,419,024
Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)
544,867,697 551,534,417 551,817,003
Twelve Months Ended December 31,
“Dividend paying shares and units” represents the number of shares and units outstanding at the end of the period which were entitled to receive dividends or related distributions. The Company believes it is useful for investors in computing the aggregate amount of cash required to make a current per share distribution of a given amount per share. It excludes certain potentially dilutive equity instruments, primarily non-dividend paying restricted
Class A share units, and, therefore, is limited in its usefulness in computing per share amounts. Accordingly, dividend paying shares and units should be considered only as a supplement and not an alternative to GAAP  basic and diluted shares outstanding. The Company’s calculation of dividend paying shares and units may be different from the calculation used by other companies and, therefore, comparability may be limited.

Appendix Slide #5
(1) Includes both fully vested and nonvested restricted Class A shares.
(2) Includes both fully vested and nonvested Fortress Operating Group RPUs.
Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average
Dividend Paying Shares and Units Outstanding (Used for DEPS)
Weighted Average Class A Shares Outstanding (Used for Basic EPS) 239,404,587 220,641,776 234,750,585 212,297,285
Weighted average fully vested restricted Class A share units with dividend equivalent rights (982,225) (2,519,869) (2,821,011) (4,068,945)
Weighted average fully vested restricted Class A shares (952,016) (828,211) (909,641) (706,787)
Weighted Average Class A Shares Outstanding 237,470,346 217,293,696 231,019,933 207,521,553
Weighted average restricted Class A shares
1
952,016 828,211 909,641 722,413
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments 982,225 2,519,869 2,821,011 4,068,945
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments 5,744,629 6,434,147 4,759,829 6,667,917
Weighted average Fortress Operating Group units 249,534,372 299,397,765 249,534,372 301,815,314
Weighted average Fortress Operating Group RPUs
2
- 10,333,334 3,255,189 13,652,069
Weighted Average Class A Shares Outstanding (Used for DEPS) 494,683,588 536,807,022 492,299,975 534,448,211
Weighted average vested and nonvested restricted Class A share units which are not entitled to dividend equivalent payments
14,766,136 16,426,317 15,761,068 19,212,189
Weighted Average Fully Diluted Shares and Units Outstanding (Used for
Diluted DEPS)
509,449,724 553,233,339 508,061,043 553,660,400
Three Months Ended September 30, Nine Months Ended September 30,
2013 2012 2013 2012
“Dividend paying shares and units” represents the number of shares and units outstanding at the end of the period which were entitled to receive dividends or related distributions. The Company believes it is useful for investors in computing the aggregate amount of cash required to make a current per share distribution of a given amount per share. It excludes certain potentially dilutive equity instruments, primarily non-dividend paying restricted
Class A share units, and, therefore, is limited in its usefulness in computing per share amounts. Accordingly, dividend paying shares and units should be considered only as a supplement and not an alternative to GAAP  basic and diluted shares outstanding. The Company’s calculation of dividend paying shares and units may be different from the calculation used by other companies and, therefore, comparability may be limited.

Appendix Slide #6
Reconciliation of GAAP Book Value Per Share to Net Cash and Investments Per Share
(dollars and shares in thousands)
GAAP
Book Value
Net Cash and
Investments
GAAP
Book Value
Net Cash and
Investments
GAAP
Book Value
Net Cash and
Investments
Cash and Cash equivalents 311,114 $         311,114 $             104,242 $         104,242 $             253,731 $         253,731 $
Investments 1,263,392         1,263,392             1,211,684         1,211,684             1,169,306         1,169,306
Investments in options¹
100,123            -                           38,077              -                           30,316              -
Due from Affilitates 165,801            -                           280,557            -                           289,889            -
Deferred Tax Asset 370,944            -                           402,135            -                           379,372            -
Other Assets 146,259            -                           124,798            -                           102,787            -
Assets 2,357,633         1,574,506             2,161,493         1,315,926             2,225,401         1,423,037
Debt Obligations Payable - $                   - $                       149,453 $         149,453 $             180,528 $         180,528 $
Accrued Compensation and Benefits 305,361            -                           146,911            -                           222,719            -
Due to Affiliates 343,495            -                           357,407            -                           345,009            -
Deferred Incentive Income 287,182            -                           231,846            -                           245,957            -
Other Liabilities 99,850              -                           59,226              -                           81,193              -
Liabilities 1,035,888         -                           944,843            149,453                 1,075,406         180,528
Net 1,321,745 $     1,574,506 $          1,216,650 $     1,166,473 $          1,149,995 $     1,242,509 $
GAAP
Basic Shares
Dividend Paying
Shares and Units
GAAP
Basic Shares
Dividend Paying
Shares and Units
GAAP
Basic Shares
Dividend Paying
Shares and Units
Class A Shares 238,613            238,613                 217,458            217,458                 219,361            219,361
Restricted Class A Shares 956                     956                          828                     828                          828                     828
Fortress Operating Group Units 249,535            249,535                 249,535            249,535                 298,724            298,724
Fully Vested Class A Shares - Dividend Paying -                      21                            -                      556                          -                      637
Nonvested Class A Shares - Dividend Paying -                      5,745                      -                      6,434                      -                      6,434
Fortress Operating Group RPUs -                      -                           -                      10,333                   -                      10,333
Shares Outstanding 489,104 494,870 467,821 485,144 518,913 536,317
Per Share 2.70 $                3.18 $                     2.60 $                2.40 $                     2.22 $                2.32 $
As of
December 31, 2012
As of
September 30, 2013
As of
September 30, 2012
Net cash and investments represents cash and cash equivalents plus investments less debt outstanding. The Company believes that net cash and investments is a useful supplemental measure because it provides investors with information regarding the Company’s net investment assets.  Net cash and investments excludes certain assets
(investments in options, due from affiliates, deferred tax asset, other assets) and liabilities (due to affiliates, accrued compensation and benefits, deferred incentive income and other liabilities), its utility as a measure of financial position is limited.  Accordingly, net cash and investments should be considered only as a supplement and not an alternative to GAAP book value as a measure of the Company’s financial position.  The Company’s calculation of net cash and investments may be different from the calculation used by other companies and, therefore, comparability may be limited.
(1) The definition of net cash and investments has been modified to exclude investments in options. The intrinsic value of options in equity method investees totaled $90 million at quarter end and is included in our undistributed, unrecognized incentive income. This value represents incentive income that would have been recorded in
Distributable Earnings if Fortress had exercised all of its in-the-money Newcastle, New Residential and Eurocastle options and sold all of the resulting shares at their
September 30, 2013 closing price and differs from the fair value derived from option pricing models included in the table above. All prior periods have been recast to reflect this change

Fortress Investment Group LLC
1345 Avenue of the Americas
New York, NY 10105
Contact:
Gordon Runté, Managing Director of Investor Relations and Corporate Communications
+1 212 798 6082
grunte@fortress.com